                                                      Van Eck Global
-----------------------------------------------------------------------------
                                           Worldwide Insurance Trust
-----------------------------------------------------------------------------

                                                       ANNUAL REPORT
                                                   December 31, 1999



          discipline

                                          Worldwide Hard Assets Fund

allocation




               diversity



         GLOBAL INVESTMENTS SINCE 1955

                       Van Eck Worldwide Hard Assets Fund
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report that hard assets provided good risk-adjusted returns in 1999. Both commodities and related stocks performed well in the first half of the year, while most stocks had a volatile second half despite the continuing climb of many commodity prices. The Van Eck Worldwide Hard Assets Fund had a total return of 21.00% for the twelve months ended December 31, 1999, compared to 21.04% for the S&P 500 Index*.

Two key factors drove hard asset performance in the first half of the year: unexpectedly strong global economic growth and an increasingly favorable supply/demand scenario for most hard asset sectors. A year ago, most analysts were predicting slowing economic growth in the U.S., fair growth in Europe and continued recession in Asia after a year of extreme market declines and economic contractions in that region. Instead, the U.S. continued into its ninth year of expansion, Europe's recovery and restructuring trend gained momentum and Asia surprised the world with a spectacular recovery. Even Japan, which had been in a multi-year battle with recession, experienced a strong rebirth. This worldwide growth pushed commodity demand higher and hard asset-related equities largely followed suit. For most of the second half of the year, however, despite a continuation of these positive trends, tech-stock fever took hold and investors ignored most other market sectors, including cyclical and value stocks. Thus, most of the gains from hard assets were realized in the first half of the year and, although some declined a bit in the second half, a late fourth quarter rebound helped and three of the five sectors provided good performance for the year.

Energy prices rose sharply in 1999, trending upward throughout the year. Crude oil traded at about $11 a barrel in February and ended the year near $25 a barrel, primarily the result of an OPEC agreement (announced in March) to limit supplies. Through the second quarter of the year, energy stocks also rose sharply. However, for most of the second half of the year, while crude oil prices held up, most energy stocks declined sharply as investors took profits, possibly remembering previous crude oil price declines and OPEC "cheating." Energy stock prices rebounded again late in the fourth quarter, ending the year up 20% overall. These equities were the Fund's largest weighting in 1999. We increased the position from about 22% of total Fund assets in January to approximately 35% in the second quarter, in response to the OPEC agreement, and maintained nearly a 40% position throughout the rest of the year. While volatile, this proved beneficial. The Fund also benefited from commodity positions in crude oil and natural gas.

The paper and forest products sector turned in exceptional gains of 35% in 1999. Paper stocks were driven by both increased paper demand due to the pickup in global economic growth and decreased supply as some companies shut down excess capacity, a trend driven by mergers and acquisitions activity in this industry. Lumber and building materials companies fared well in the early part of the year as a result of the strong housing market in the U.S. Pulp prices, the key commodity driver for most of the paper grades, moved up all year, but the stocks were volatile, particularly during the second half. We began the year with under 10% of total portfolio assets dedicated to this sector. We substantially increased the weighting to approximately 24%, mostly in the third and fourth quarters as we became more convinced that the supply/demand scenario was improving and as the industry appeared to be truly refocused on shareholder concerns. The Fund's Canadian holdings in this sector (7.2% of Fund assets at year end) further boosted performance due to the Canadian dollar's strength. While a larger position in paper and forest product companies earlier in the year would have augmented Fund performance, this sector's contribution was very positive.

Industrial metals stocks performed exceptionally well during the year, up 77%. The sector was primarily driven by Aluminum Company of America (Alcoa), the leading aluminum manufacturer, which announced it was buying Reynolds, the third-largest aluminum company. Alcoa was, in fact, the best performing stock in the Dow Jones Industrial Average last year, gaining over 100%, while Reynolds was up

                       Van Eck Worldwide Hard Assets Fund
--------------------------------------------------------------------------------
50%. We held Alcoa in the portfolio for much of the year and added Reynolds in the fourth quarter as a cheaper way to own Alcoa (Alcoa and Reynolds accounted for 1.7% and 2.6% of assets, respectively, at December 31). The industrial metals stocks held up better than other hard assets equities during the periods of investor flight out of cyclical stocks. Unfortunately, we underweighted the Fund's position in industrial metals throughout 1999, averaging under 10% of assets, partly due to the limited number and capitalization of industrial metals stocks available, and also because metals prices were actually declining through midyear.

Real estate stocks endured a difficult 1999 despite the fact that the real estate business has been extremely strong in North America. In the U.S., for example, the real estate business experienced stable occupancies and solid rent growth, leading to strong cash flow growth and growing dividends. Underperformance was not based on underlying fundamentals--it was largely due to the fact that investors continued to view real estate equities as small-capitalization value stocks, a sector they ignored in 1999 as they embraced growth and technology. The NAREIT Equity Index declined 4.6% during the year. We began the year with an approximate 30% position in real estate stocks, but reduced this allocation throughout the year, ending with a 15% weighting to the sector. Seeing better immediate upside potential in paper stocks given market conditions, we reallocated most of these assets there, a strategy that worked quite well.

Precious metals also had a difficult 1999, particularly gold, which ended the year flat after some false starts. The most notable event in the gold market was the European Central Bank announcement in the end of the third quarter in which the European countries agreed to limit gold sales and forward sales into the market over the next five years. Since central bank sales had been one of the primary depressants of the gold market in recent years, this announcement was greeted with immediate price rises and general enthusiasm. However, it later became apparent that many gold companies had hedged much of their future gold production forward, expecting continued bullion price weakness, a strategy that not only severely reduced expected profit increases from rising gold prices, but jeopardized the solvency of a few particularly aggressive companies. By the end of the year, the metal had also retraced some of its previous gains, ending the year flat as did gold stocks. The Fund's precious metals position, including stocks and bullion, ranged from 5%-20% of total assets during the year, with the highest emphasis in January and again during the latter half of the year after the European Central Bank announcement. We ended the year with a 9.3% weighting to the sector.

The Outlook

The western world's continued strength and Asia's surprisingly strong recovery continue to push global growth to unexpectedly high rates. In fact, there has been a complete reversal of the economic outlook from one of recession and deflation a year ago to one of strong growth and even hints of inflation today. Therefore, as we enter the new millennium, we are optimistic about the prospects for hard assets.

At this time, we particularly favor paper companies as demand increases, pulp prices continue to rise around the world and the industry continues to restructure. We are selective in our exposure since certain forest products, such as lumber and other wood products, may be past their peak, while others, such as newsprint, are early in their cycle. Energy stocks offer both a strong commodity story and attractive valuations. While crude oil may not hold at $25 a barrel, it appears that most energy stocks are discounting oil prices in the teens, a level we do not expect to see again in the near future. We remain selective in terms of the industrial metals sector, focusing on aluminum and steel. Despite strong real estate business fundamentals and attractive valuations, the market continues to favor larger-capitalization growth stocks, and is not paying a premium for the stable income and defensive characteristics that real estate securities offer. Therefore, we remain neutral on this sector, but may increase the allocation if market sentiment turns. Precious metals also offer selective opportunity. The only catalyst to gold would probably be a meaningful weakening of the dollar. Still, certain metals and

                       Van Eck Worldwide Hard Assets Fund
--------------------------------------------------------------------------------
related companies, such as platinum and palladium, which tend to have a strong industrial demand base, look promising. We believe the Fund is well positioned to take advantage of these near-term positive market conditions as we enter 2000.

We would like to thank you for your participation in the Worldwide Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.

[PHOTO OF DEREK S. VAN ECK]

/S/ DEREK S. VAN ECK

Derek S. van Eck
Co-Portfolio
Manager

[PHOTO OF KEVIN L. REID]

/S/ KEVIN L. REID

Kevin L. Reid
Co-Portfolio
Manager

January 25, 2000

* The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

  The Standard & Poor's 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market-value weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

                       Van Eck Worldwide Hard Assets Fund

--------------------------------------------------------------------------------
                       Van Eck Worldwide Hard Assets Fund
                         vs. Ibbotson Hard Assets Index

12/89                                                            $10000
3/90                                   9512                      $ 9385
6/90                                   8791                      $ 9272
9/90                                   9440                      $ 9812
12/90                                  8589                      $ 9354
3/91                                   8346                      $ 9657
6/91                                   8743                      $ 9854
9/91                                   8309                      $ 9834
12/91                                  8337                      $ 9769
3/92                                   7950                      $ 9601
6/92                                   8584                      $ 9957
9/92                                   8622                      $ 9673
12/92                                  7996                      $ 9278
3/93                                   9371                      $10325
6/93                                  11562                      $11093
9/93                                  10670                      $10904
12/93                                 13179                      $11458
3/94                                  13160                      $11684
6/94                                  12464                      $12099
9/94                                  13933                      $12809
12/94                                 12548                      $12463
3/95                                  12701                      $12667
6/95                                  12979                      $12976
9/95                                  14017                      $13393
12/95                                 13928                      $13705
3/96                                  16014                      $14689
6/96                                  15389                      $14472
9/96                                  15330                      $14507
12/96                                 16441                      $15378
3/97                                  15786                      $15040
6/97                                  16393                      $15522
9/97                                  18789                      $16417
12/97                                 16167                      $13795
3/98                                  16071                      $14493
6/98                                  14019                      $13299
9/98                                  11349                      $12746
12/98                                 11167                      $12248
3/99                                  11576                      $12474
6/99                                  13203                      $14055
9/99                                  13117                      $14996
12/99                                 13512                      $15481
Average Annual
Total Return 12/31/99               1 Year      5 Years        10 Years
-----------------------------------------------------------------------
Van Eck Worldwide
Hard Assets Fund                    21.00%       1.49%          3.06%
-----------------------------------------------------------------------
Ibbotson Hard Assets Index          26.39%       4.43%          4.47%
-----------------------------------------------------------------------

This graph compares a hypothetical $10,000 investment in the Van Eck Worldwide Hard Assets Fund made ten years ago with a similar investment in the Ibbotson Hard Assets Index.

Inception date for the Van Eck Worldwide Hard Assets Fund was 9/1/89.

Performance does not fully reflect the impact of the Fund's expenses, as they have been fully or partially reimbursed by the Adviser at certain times since the Fund's inception.

The Ibbotson Hard Assets Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of the transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The Ibbotson Hard Assets Index is 75% equities of global companies whose primary business is linked to hard assets and 25% commodity futures. The equity component consists of equal weightings of the MSCI Gold Mines, Non-Ferrous Metals, Energy Sources, and Forest Products and Paper Indices, and the National Association of Real Estate Investment Trust Equity Index. The commodity component consists of equal weightings of the Goldman Sachs Energy, Precious Metals and Industrial Metals Indices.


Past performance is not indicative of future results. Performance data quoted represents past performance; the investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost. These returns do not take variable annuity/life fees and expenses into account.

The Fund is only available as an option under various insurance contracts issued by life insurance and annuity companies. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                       Van Eck Worldwide Hard Assets Fund
--------------------------------------------------------------------------------









                                  [PIE CHART]
                              Sector Weightings+
                           as of December 31, 1999

                        Energy                      35.8%
                        Forest Products & Paper     24.0%
                        Industrial Metals           12.4%
                        Precious Metals              9.3%
                        Real Estate                 15.0%
                        Cash/equivalents             3.5%

                                  [PIE CHART]
                           Geographical Weightings*
                           as of December 31, 1999

                        Australia                    5.2%
                        Canada                      22.9%
                        Other                        4.6%
                        Russia                       2.9%
                        Finland                      3.6%
                        United Kingdom               2.9%
                        United States               54.4%
                        Cash/equivalents             3.5%

+Weightings take options positions into account (see "Schedule of Portfolio Investments").

                       Van Eck Worldwide Hard Assets Fund
                Representative Holdings as of December 31, 1999*
--------------------------------------------------------------------------------
Exxon Mobil Corporation
(U.S., 2.8%)

Exxon Mobil operates petroleum and petrochemicals businesses on a worldwide basis. The company's operations include exploration and production of oil and gas, electric power generation, and coal and minerals operations. Exxon Mobil also manufactures and markets fuels, lubes and chemicals.

Reynolds Metals Company
(U.S., 2.6%)

Reynolds produces aluminum and aluminum foil. The company serves customers in the aluminum fabricating, packaging and consumer, commercial construction, distribution, and automotive markets. Reynolds produces a variety of aluminum, plastic and other products.

International Paper Company
(U.S., 2.5%)

International Paper produces printing paper, packaging, and forest products. The company operates specialty businesses in global markets as well as a broadly based distribution network. International Paper exports its products worldwide.

Alberta Energy Company Ltd.
(Canada, 2.3%)

Alberta Energy is an oil and gas company. The company explores and produces oil and gas properties. It also invests in pipelines, natural gas storage, and gas liquids processing.

AK Steel Holding Corporation
(U.S., 2.3%)

AK Steel Holding, through its wholly-owned subsidiary, AK Steel Corporation, produces flat rolled carbon steel. The company produces coated, cold rolled, and hot rolled carbon steel for the automotive, appliance, construction, and manufacturing markets. AK Steel also cold rolls and aluminum coats stainless steel for automotive industry customers.

Talisman Energy, Inc.
(Canada, 2.3%)

Talisman Energy is an independent oil and gas producer. The company has operations in Canada, Indonesia, Sudan and the North Sea. Talisman is also conducting exploration in Algeria and Trinidad.

UPM-Kymmene Oyj
(Finland, 2.3%)

UPM-Kymmene is an international forest industry company created from the merger of Kymmene Corporation and Repola Ltd. The company manufactures pulp, publication and fine papers for newspapers and magazines, plywood, timber, packaging and other forest products. UPM-Kymmene operates worldwide.

Boston Properties, Inc.
(U.S., 2.2%)

Boston Properties develops, redevelops, acquires, manages, operates and leases office, industrial and hotel properties. The company has a significant presence in the Boston, Washington, D.C., San Francisco and midtown Manhattan real estate markets.

Billiton PLC
(UK, 2.0%)

Billiton is an international mining and metals group that specializes in the exploration, production and marketing of alumina and aluminum products. They also produce titanium minerals, steel, ferroalloys, nickel, coal and base metals. Billiton supplies the group with a number of marketing and trading services, as well as new business exploration and development services.

St. Laurent Paperboard, Inc.
(Canada, 1.8%)

St. Laurent Paperboard manufactures, supplies and converts paperboard products worldwide. The company operates mills, converting plants, and sales and administrative offices in Canada and the United States.
-------
*Portfolio is subject to change.

                           Worldwide Hard Assets Fund
                       Schedule of Portfolio Investments
                               December 31, 1999
--------------------------------------------------------------------------------

  No. of                                             Value
  Shares              Securities (a)               (Note 1)
-------------------------------------------------------------
 AUSTRALIA: 5.2%
 Industrial Metals: 1.7%
   303,000 WMC Ltd.                               $ 1,671,306
                                                  -----------
 Precious Metals: 3.5%
    33,109 Anglogold Ltd.                           1,663,212
   340,000 Gullewa Gold NL +                           16,521
 1,055,000 Lihir Gold Ltd. +                          768,970
 1,480,750 Normandy Mining Ltd.                     1,050,121
                                                  -----------
                                                    3,498,824
                                                  -----------
                                                    5,170,130
                                                  -----------
 BRAZIL: 1.0%
 Forest Products: 1.0%
    36,950 Aracruz Celulose S.A.                      969,938
                                                  -----------
 CANADA: 22.9%
 Energy: 9.6%
    74,532 Alberta Energy Co. Ltd.                  2,321,066
    67,500 Canadian Natural Resources Ltd.          1,646,626
   284,600 Cypress Energy, Inc. +                   1,201,426
    26,550 Ensign Resources Service Group, Inc.       615,519
   240,000 Kappa Energy Co., Inc.                      71,419
    75,000 NQL Drilling Tools, Inc. +                 363,322
    32,000 Precision Drilling Corp. +                 819,377
    89,500 Talisman Energy, Inc.                    2,285,502
   706,000 Windsor Energy Corp. (b)*+                 190,547
                                                  -----------
                                                    9,514,804
                                                  -----------
 Forest Products: 7.2%
   107,500 Abitibi-Consolidated, Inc.               1,276,563
   151,000 Canfor Corp.                             1,766,021
   135,000 St. Laurent Paperboard, Inc. +           1,798,443
   138,650 Tembec, Inc.                             1,544,820
   100,000 Timberwest Forest Corp.                    657,439
                                                  -----------
                                                    7,043,286
                                                  -----------
 Precious Metals: 3.2%
    88,000 Barrick Gold Corp.                       1,556,500
 1,614,800 Brazilian Resources, Inc. +                575,517
    96,000 Placer Dome, Inc.                        1,032,000
                                                  -----------
                                                    3,164,017
                                                  -----------
 Real Estate: 2.9%
    75,000 Brookfield Properties Corp.                786,332
   112,000 Oxford Properties Group, Inc. +          1,081,246
    60,000 TrizecHahn Corp.                         1,012,500
                                                  -----------
                                                    2,880,078
                                                  -----------
                                                   22,602,185
                                                  -----------
 FINLAND: 3.6%
 Forest Products: 3.6%
    72,000 Stora Enso Oyj (R Shares)                1,255,667
    56,500 UPM-Kymmene Oyj                          2,276,950
                                                  -----------
                                                    3,532,617
                                                  -----------

    No. of                                                   Value
    Shares                  Securities (a)                  (Note 1)
---------------------------------------------------------------------
 ITALY: 0.7%
 Energy: 0.7%
       13,000 Ente Nazionale Idrocaburi S.p.A.
               (ADR)                                       $  716,625
                                                           ----------
 NETHERLANDS: 1.1%
 Energy: 1.1%
       18,000 Royal Dutch Petroleum Co.                     1,087,875
                                                           ----------
 NORWAY: 0.3%
 Energy: 0.3%
       24,100 Stolt Comex Seaway S.A. +                       266,606
                                                           ----------
 RUSSIA: 2.9%
 Energy: 2.9%
        4,299 Khanty-Mansiysk Oil Co. (b)* +                2,042,054
        7,400 Lukoil Holding Corp. (ADR)                      298,220
        7,400 Lukoil Holding Corp. Pfd. (ADR)                  67,845
       22,200 Surgutneftegaz, Inc. (Sponsored ADR)            190,115
       22,200 Surgutneftegaz, Inc. Pfd.
               (Sponsored ADR)                                308,658
                                                           ----------
                                                            2,906,892
                                                           ----------
 SOUTH AFRICA: 0.7%
 Forest Products: 0.7%
       70,000 Sappi Ltd. (ADR) +                              673,750
                                                           ----------
 Precious Metals: 0.0%
          688 Anglo American Platinum Corp. (ADR)              20,812
        1,011 Western Areas Gold Mining Co.
               Ltd. (ADR) +                                     3,766
                                                           ----------
                                                               24,578
                                                           ----------
                                                              698,328
                                                           ----------
 UNITED KINGDOM: 2.9%
 Energy: 0.9%
       15,000 BP Amoco PLC (ADR)                              889,688
                                                           ----------
 Industrial Metals: 2.0%
      329,900 Billiton PLC                                  1,959,087
                                                           ----------
                                                            2,848,775
                                                           ----------
 UNITED STATES: 54.4%
 Energy: 19.5%
       41,650 Anadarko Petroleum Corp.                      1,421,306
       33,100 Apache Corp.                                  1,222,631
       15,000 Atlantic Richfield Co.                        1,297,500
        7,500 Chevron Corp.                                   649,688
       20,000 Conoco, Inc.                                    495,000
       30,000 Cooper Cameron Corp. +                        1,468,125
       48,000 Ensco International, Inc.                     1,098,000
       34,008 Exxon Mobil Corp.                             2,739,770
       80,500 Global Marine, Inc. +                         1,338,313
       65,385 JP Morgan & Co., Crude Oil
              Commodity-Indexed Pref. Security 3/04/02 +    1,724,529

                       See Notes to Financial Statements

                          Worldwide Hard Assets Fund
                       Schedule of Portfolio Investments
                         December 31, 1999 (continued)
-------------------------------------------------------------------------------

 No. of                                        Value
 Shares            Securities (a)             (Note 1)
-------------------------------------------------------------------------------
 UNITED STATES (continued)
  74,200 Ocean Energy, Inc. +                $  575,050
  50,000 Santa Fe International Corp.         1,293,750
  14,500 Schlumberger Ltd.                      815,625
  20,120 Smith International, Inc.              999,713
  10,000 Texaco, Inc.                           543,125
   2,807 Transocean Sedco Forex, Inc.            94,568
  20,000 USX-Marathon Group                     493,750
  83,000 Vintage Petroleum, Inc.              1,001,188
                                             ----------
                                             19,271,631
                                             ----------
 Forest Products: 11.5%
  30,400 Bowater, Inc.                        1,651,100
  18,000 Champion International Corp.         1,114,875
  37,000 Fort James Corp.                     1,012,875
  18,000 Georgia-Pacific Corp.                  913,500
  43,000 International Paper Co.              2,426,813
  30,000 Plum Creek Timber Co., Inc.            750,000
  40,000 Smurfit-Stone Container Corp. +        980,000
   7,300 Temple-Inland, Inc.                    481,344
  15,000 Weyerhaeuser Co.                     1,077,188
  22,000 Willamette Industries, Inc.          1,021,625
                                             ----------
                                             11,429,320
                                             ----------
 Industrial Metals: 8.7%
 122,338 AK Steel Holding Corp.               2,309,130
  28,800 Alcan Aluminum Ltd.                  1,186,200
         Aluminum Co. of America (Alcoa,
  20,000  Inc.)                               1,660,000
  37,000 Inco Ltd.                              869,500
  33,280 Reynolds Metals Co.                  2,550,080
                                             ----------
                                              8,574,910
                                             ----------
 Insurance: 0.0%
   3,000 Highlands Insurance Group, Inc. +       28,500
                                             ----------
 Precious Metals: 2.6%
 145,000 Homestake Mining Corp.               1,132,813
  44,775 Stillwater Mining Co. +              1,427,203
                                             ----------
                                              2,560,016
                                             ----------
 Real Estate: 12.1%
  32,000 AMB Property Corp.                     638,000
  12,000 Apartment Investment & Management
          Co.                                   477,750
  22,000 Bedford Property Investors, Inc.       375,375
  70,000 Boston Properties, Inc.              2,178,743
  58,500 Brandywine Realty Trust                957,938
  63,000 Cornerstone Properties, Inc.           921,375
  36,000 Crescent Real Estate Equities Co.      661,500
  45,000 Equity Office Properties Trust       1,108,125
         Equity Residential Properties
  18,000  Trust                                 768,375
  60,000 Host Marriott Corp.                    495,000
  22,000 Macerich Co. (The)                     457,875
  25,000 Mack-Cali Realty Corp.                 651,563
  35,000 Prologis Trust                         673,750
  40,000 Simon Property Group, Inc.             917,500

  No. of                                                             Value
  Shares                      Securities (a)                       (Note 1)
------------------------------------------------------------------------------
 UNITED STATES (continued)
 236,692   Wyndham International, Inc. +                          $   695,283
                                                                  -----------
                                                                   11,978,152
                                                                  -----------
                                                                   53,842,529
                                                                  -----------
 Total Stocks and Other Investments: 95.7%  (Cost: $ 87,866,372)   94,642,500
                                                                  -----------
  No. of
 Contracts
 ---------             Call Options Purchased: 2.4%
     800   Crude Oil Call @USD23.25 expiring 1/17/00+               2,016,000
     291   Crude Oil Call @USD25 expiring 1/17/00+                    369,570
                                                                  -----------
           Total Call Options Purchased: 2.4% (cost:$1,638,487)     2,385,570
                                                                  -----------
 Total Investments: 98.1%
  (Cost: $89,504,859)                                              97,028,070
                                                                  -----------
  No. of
 Contracts                                                           Value
 ---------                Options Written: (1.6%)                   (Note 1)
     800   Crude Oil Call @USD24.25 expiring 1/20/00+              (1,392,000)
     400   Crude Oil Put @USD17 expiring 8/22/00+                    (232,000)
                                                                  -----------
           Total Options Written: (1.6%) (premiums received
            $1,396,000)                                            (1,624,000)
                                                                  -----------
 Total Investments Net of Options Written: 96.5%
  (Cost: $88,108,859)                                              95,404,070
                                                                  -----------
 Other assets less liabilities: 3.5%............................    3,506,479
                                                                  -----------
 Net Assets: 100%...............................................  $98,910,549
                                                                  ===========

Summary of
Net Assets          % of
By Industry      Net Assets
-----------      ----------
Energy             35.8%
Forest Products
 & Paper           24.0%
Industrial Met-
 als               12.4%
Insurance           0.0%
Precious Metals     9.3%
Real Estate        15.0%

Summary of
Net Assets                                                          % of
By Industry                                                      Net Assets
-----------                                                      ----------
Other assets less liabilities                                        3.5%
                                                                   -----
                                                                   100.0%
                                                                   =====

-------
(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Restricted security, see Note 6.
* Fair value as determined by the Board of Trustees.
Glossary:
ADR-American Depositary Receipt
+Non-income producing.
                       See Notes to Financial Statements

                Worldwide Hard Assets Fund Financial Statements
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
December 31, 1999

Assets:
Investments, at value (cost, $89,504,859) (Note 1)...............  $ 97,028,070
Cash--initial margin for equity swap (Note 8)....................       110,970
Receivables:
 Capital shares sold.............................................     3,475,498
 Dividends.......................................................       141,209
 Due from broker (Note 8)........................................        72,778
Other assets.....................................................       236,900
                                                                   ------------
  Total assets...................................................   101,065,425
                                                                   ------------
Liabilities:
Payables:
 Due to custodian................................................        11,275
 Options written (premiums received, $1,396,000).................     1,624,000
 Capital shares redeemed.........................................       457,579
 Due to adviser..................................................         2,560
 Accounts payable................................................        59,462
                                                                   ------------
  Total liabilities..............................................     2,154,876
                                                                   ------------
Net assets.......................................................  $ 98,910,549
                                                                   ============
Shares outstanding...............................................     9,020,775
                                                                   ------------
Net asset value, redemption and offering price per share.........  $      10.96
                                                                   ============
Net assets consist of:
 Aggregate paid in capital.......................................  $117,480,531
 Unrealized appreciation of investments, swaps, options written
  and foreign currencies.........................................     7,368,214
 Undistributed net investment income.............................     1,037,915
 Accumulated realized loss.......................................   (26,976,111)
                                                                   ------------
                                                                   $ 98,910,549
                                                                   ============

Statement of Operations

Year Ended December 31, 1999
Income: (Note 1)
Dividends (less foreign taxes withheld of $56,000)....             $ 2,203,725
Interest..............................................                 465,877
                                                                   -----------
  Total income........................................               2,669,602
Expenses:
Management (Note 2)...................................  $1,006,500
Administration (Note 2)...............................       1,823
Custodian.............................................     106,162
Professional..........................................      65,434
Trustees' fees and expenses...........................      34,828
Reports to shareholders...............................      33,932
Other.................................................      18,302
                                                        ----------
  Total expenses......................................               1,266,981
                                                                   -----------
  Net investment income...............................               1,402,621
                                                                   -----------
Realized and Unrealized Gain (Loss) on Investments
 (Note 3):
Realized loss from security transactions..............              (9,700,166)
Realized gain from foreign currency transactions......                 147,521
Realized gain from options............................                 769,188
Realized gain from futures contracts..................                 985,307
Change in unrealized depreciation of forward foreign
 currency contracts and foreign currency transactions.                  (6,374)
Change in unrealized appreciation of investments,
 swaps and options written............................              23,987,889
                                                                   -----------
Net gain on investments forward foreign currency
 contracts and foreign currency transactions..........              16,183,365
                                                                   -----------
Net Increase in Net Assets Resulting from Operations..             $17,585,986
                                                                   ===========

                       See Notes to Financial Statements

                Worldwide Hard Assets Fund Financial Statements
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                               Year Ended        Year Ended
                                            December 31, 1999 December 31, 1998
                                            ----------------- -----------------
Increase (decrease) in Net Assets:
Operations:
 Net investment income....................    $   1,402,621     $   1,946,094
 Realized loss from security transactions.       (9,700,166)      (16,221,058)
 Realized gain from foreign currency
  transactions............................          147,521           512,577
 Realized gain (loss) from options........          769,188          (657,012)
 Realized gain (loss) from futures con-
  tracts..................................          985,307           (40,085)
 Change in unrealized appreciation
  (depreciation) of forward foreign
  currency contracts and foreign currency
  transactions............................           (6,374)           45,665
 Change in unrealized appreciation (depre-
  ciation) of investments, swaps and op-
  tions written...........................       23,987,889       (28,023,387)
                                              -------------     -------------
 Increase (decrease) in net assets result-
  ing from operations.....................       17,585,986       (42,437,206)
                                              -------------     -------------
Dividends and distributions to
 shareholders from:
 Net investment income....................       (1,337,036)         (892,481)
 Net realized gains.......................               --       (21,915,372)
                                              -------------     -------------
 Total dividends and distributions........       (1,337,036)      (22,807,853)
                                              -------------     -------------
Capital share transactions*:
 Net proceeds from sales of shares........      227,914,783       125,168,914
 Reinvestment of dividends and distribu-
  tions...................................        1,337,036        22,807,853
 Cost of shares reacquired................     (232,402,878)     (152,851,736)
                                              -------------     -------------
 Decrease in net assets resulting from
  capital share transactions..............       (3,151,059)       (4,874,969)
                                              -------------     -------------
 Total increase (decrease) in net assets..       13,097,891       (70,120,028)
Net Assets:
Beginning of year.........................       85,812,658       155,932,686
                                              -------------     -------------
End of year (including undistributed net
 investment income of $1,037,915 and
 $1,183,174, respectively)................    $  98,910,549      $ 85,812,658
                                              =============     =============
* Shares of Beneficial Interest Issued and
 Redeemed (with an unlimited number of
 $.001 par value shares authorized):
 Shares sold..............................       22,221,297        11,346,475
 Reinvestment of dividends and
  distributions...........................          149,724         1,787,449
 Shares reacquired........................      (22,675,520)      (13,725,658)
                                              -------------     -------------
 Net decrease.............................         (304,499)         (591,734)
                                              =============     =============

                       See Notes to Financial Statements

                          Worldwide Hard Assets Fund
-------------------------------------------------------------------------------

Financial Highlights
For a share outstanding throughout each period

                                                      Eight Months
                                 Year Ended              Ended        Year Ended
                                December 31,          December 31,     April 30,
                          --------------------------  ------------ ---------------------
                           1999     1998      1997        1996       1996         1995
                          -------  -------  --------  ------------ --------     --------
Net Asset Value,
 Beginning of Period....  $  9.20  $ 15.72  $  16.72    $  16.92   $  13.49     $  13.11
                          -------  -------  --------    --------   --------     --------
Income from Investment
 Operations:
 Net Investment Income..     0.15     0.21      0.09        0.02       0.12         0.08
 Net Gain (Loss) on
  Investments (both
  Realized and
  Unrealized)...........     1.75   (4.43)    (0.36)        0.09       3.44         0.37
                          -------  -------  --------    --------   --------     --------
Total from Investment
 Operations.............     1.90    (4.22)    (0.27)       0.11       3.56         0.45
                          -------  -------  --------    --------   --------     --------
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income.....    (0.14)   (0.09)    (0.31)      (0.16)     (0.13)       (0.07)
 Distributions from
  Realized Capital
  Gains.................       --    (2.21)    (0.42)      (0.15)        --           --
                          -------  -------  --------    --------   --------     --------
Total Distributions.....    (0.14)   (2.30)    (0.73)      (0.31)     (0.13)       (0.07)
                          -------  -------  --------    --------   --------     --------
Net Asset Value, End of
 Period.................  $ 10.96  $  9.20  $  15.72    $  16.72   $  16.92     $  13.49
                          =======  =======  ========    ========   ========     ========
Total Return (a)........   21.00%  (30.93%)   (1.67%)      0.60%     26.66%        3.43%
-----------------------------------------------------------------------------------------
Ratios/Supplementary
 Data
Net Assets, End of
 Period (000)...........  $98,911  $85,813  $155,933    $167,417   $186,370     $127,320
Ratio of Gross Expenses
 to Average Net Assets..     1.26%    1.20%     1.18%       1.24%*     1.08%          --
Ratio of Net Expenses to
 Average Net Assets.....     1.26%    1.16%     1.17%       1.23%*     1.08%(b)     0.96%
Ratio of Net Investment
 Income to Average Net
 Assets.................     1.39%    1.64%     0.64%       0.10%*     0.81%        0.71%
Portfolio Turnover Rate.   199.43%  153.25%   102.82%      46.14%     26.37%       23.30%

-------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. Total return for periods of less than one year are not annualized.
(b) The ratio was not impacted by the directed brokerage arrangement.
 * Annualized.
                       See Notes to Financial Statements
-------------------------------------------------------------------------------
Notes to Financial Statements

Note 1--Significant Accounting Policies:

Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Worldwide Hard Assets Fund, a diversified fund (the "Fund") of the Trust, in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. Security Valuation--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost which with accrued interest approximates value. Futures are valued using the closing price reported at the close of the Chicago Board of Trade. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. Federal Income Taxes--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the year. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. Dividends and Distributions--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from such amounts reported in accordance with generally accepted accounting principles. To reflect reclassifications, arising from permanent "book/tax" differences for the year ended December 31, 1999 undistributed net investment income was decreased by $210,844, accumulated net realized loss was increased by $261,789 and capital stock increased by $472,633.

                          Worldwide Hard Assets Fund
-------------------------------------------------------------------------------

Notes to Financial Statements (continued)

E. Other--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

F. Use of Derivative Instruments

Option Contracts--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell
(puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

Futures Contracts--The Fund may buy and sell financial futures contracts for hedging purposes. When a fund enters into a futures contract, it must make an initial deposit ("initial margin") as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the Fund is required to make additional margin payments ("variation margin") to cover any additional obligation it may have under the contract. In the remote chance a broker cannot fulfill its obligation, the Fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in price of the futures contract and the price of the underlying instrument and interest rates.

Structured Notes--The Fund may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities or financial or commodity indices. When the Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. Van Eck Associates Corp. will monitor the liquidity of structured notes under supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities limited to 15% of the net assets of the Fund. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. At December 31, 1999, the Fund had a JP Morgan & Co., Crude Oil Commodity--Indexed Preferred Security with a value of $1,724,529 that represented 0.6% of the net assets of the Fund.

Note 2--Management Agreement--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services provided to the Fund. This fee is based on an annual rate of 1% of the first $500 million of average daily net assets, .90 of 1% on the next $250 million and .70 of 1% on the excess over $750 million. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation. In accordance with the advisory agreement, the Fund paid the Adviser for costs incurred in connection with certain administrative functions for the year ended December 31, 1999.

The Fund has a fee arrangement based on cash balances left on deposit with the custodian, which reduced the Fund's operating expenses. The Fund also directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses.

Note 3--Investments--Purchases and sales of securities other than short-term obligations aggregated $189,702,689 and $184,761,528, respectively, for the year ended December 31, 1999. For federal income tax purposes, the identified cost of investments owned at December 31, 1999 was $90,973,850.

As of December 31, 1999, net unrealized appreciation for federal income tax purposes aggregated $6,054,220, of which $12,617,477, related to appreciated securities and $6,563,257 related to depreciated securities.

As of December 31, 1999, the Fund had a capital loss carry forward of $23,536,779 available, $7,560,621 expiring December 31, 2006 and $15,976,158, expiring December 31, 2007.

Transactions in put/call options written for the year ended December 31, 1999 were as follows:

                                          Number of  Premiums
                                          Contracts  Received
                                          --------- ----------
Options outstanding at beginning of year        0   $        0
Options written                             1,200    1,396,000
Options expired                                 0            0
                                            -----   ----------
Options outstanding at end of year          1,200   $1,396,000
                                            =====   ==========

Note 4--Concentration of Risk--The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial reporting rules as are American companies and there may be less government supervision and regulation. Foreign investments may also be subject to foreign taxes, dividend collection fees and settlement delays.

The Fund invests in South African securities. South African securities may be subject to greater political, social and economic risks than investments in more developed foreign markets. Emerging market countries, such as South Africa, may present the risk of nationalization of businesses, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

Note 5--Forward Foreign Currency Contracts--The Fund may buy and sell forward currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter

                          Worldwide Hard Assets Fund
-------------------------------------------------------------------------------
Notes to Financial Statements (continued) into forward currency contracts to hedge foreign denominated assets. Realized gains and losses from forward currency contracts are included in realized gain
(loss) from foreign currency transactions. At December 31, 1999, the Fund did not have any outstanding forward foreign currency contracts.
The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.
Note 6--Restricted Securities
The following securities are restricted as to sale and deemed illiquid:

                                                                            Percent of
                                                                            Net Assets
Dates                                                      Total                at
Acquired                                 Cost              Value             12/31/99
--------                              ----------         ----------         ----------
1/31/97       Khanty-Mansiysk
              Oil Co.                 $1,410,006         $2,042,054            2.1%
7/09/96-      Windsor Energy
 5/27/98      Corp.                    1,906,154            190,547            0.2%
                                                                               ----
                                                                               2.3%
                                                                               ====

Note 7--Trustee Deferred Compensation Plan--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Plan has been approved by the Internal Revenue Service.
The Fund has elected to show the deferred liability net of the asset for financial statement purposes. As of December 31, 1999 the total value of the assets and corresponding liability of the Fund's portion of the Plan is $53,617.
Note 8--Equity Swaps--The Fund entered into the following equity swap to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker. At December 31, 1999, the Fund had the following outstanding swap (stated in U.S. dollars):

                      Number                               Termi-
Underlying              of              Notional           nation             Unrealized
Security              Shares             Amount             Date             Appreciation
---------------       -------           --------           -------           ------------
Gazprom Oil Co.       680,800           $110,970           3/15/00             $72,778

Note 9--Bank Line of Credit--The Trust may participate with other funds managed by Van Eck in a $15 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Series, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Series has agreed to pay commitment fees, pro rata, based on usage. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 1999, the Fund did not borrow under the Facility.

Note 10--Subsequent Events--An income dividend of $0.12 a share, was paid on January 31, 2000 to shareholders of record date January 27, 2000 with a reinvestment date of January 31, 2000.

                          Worldwide Hard Assets Fund

-------------------------------------------------------------------------------


Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees and Shareholders
Worldwide Hard Assets Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Hard Assets Fund (one of the Funds comprising Van Eck Worldwide Insurance Trust) (the "Fund"), including the schedule of portfolio investments, as of December 31, 1999, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit. The statement of changes in net assets for the year ended, December 31, 1998 and the financial highlights for each of the five periods in the period then ended, were audited by other auditors whose report, dated February 12, 1999, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures include confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of Worldwide Hard Assets Fund at December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

                                       /s/ Ernst & Young LLP

New York, New York
January 27, 2000

VAN ECK GLOBAL [LOGO]                                           [LOGO]

Investment Adviser:   Van Eck Associates Corporation       Retire on Your Terms
       Distributor:   Van Eck Securities Corporation       VARIABLE ANNUITIES
                      99 Park Avenue, New York, NY 10016  www.vaneck.com

This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing.